SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)     February 23, 1999

                         HI-RISE RECYCLING SYSTEMS, INC.
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               (Exact Name of Registrant as Specified in Charter)


             FLORIDA                        0-21946              65-222933
(State or Other Jurisdiction      (Commission File No.)     (IRS Employer
         of Incorporation)                                 Identification No.)

                   8505 N.W. 74TH STREET, MIAMI, FLORIDA 33166
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               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code            (305) 597-0243
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA
                  FINANCIAL INFORMATION AND EXHIBITS.

         (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

         The following financial statements are included as Exhibit 99.1 to this
Report:

         Audited Financial Statements of DeVivo Industries, Inc.:

                  Independent  Auditors' Report on Financial  Statements
                  Balance Sheets at December 31, 1998 and 1997
                  Statements of Income and Retained Earnings for the years ended
                    December 31, 1998 and 1997
                  Statements of Cash Flows for the years ended December 31, 1998 and 1997
                  Notes to Financial Statements

         (b)      PRO FORMA FINANCIAL INFORMATION.

         The following pro forma financial information with respect to the Registrant is included as Exhibit 99.2 to this Report:

                  Consolidated Balance Sheet Post Acquisitions
                  Pro  Forma  Condensed  Consolidated  Statements  of Operations

         (c)      EXHIBITS.

         *2.1 Stock Purchase Agreement dated as of February 23, 1999 among Hi-Rise Recycling Systems, Inc., DII Acquisition Corp., DeVivo Industries, Inc., Ecological Technologies, Inc., Mario DeVivo, Mariano Tucciarone and Anthony Rosati

         23.1     Consent of Tait & Company, P.A.

         99.1     Financial Statements of DeVivo Industries, Inc.

         99.2     Pro  forma   financial   information   with   respect  to  the
                  Registrant's acquisition of DeVivo Industries, Inc.

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*        Previously filed.


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
                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      HI-RISE RECYCLING TECHNOLOGIES, INC.



Dated: May 7, 1999                    By: /S/  BRAD HACKER
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                                          Brad Hacker
                                          Chief Financial Officer


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